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                                PROMISSORY NOTE



BORROWER:    FAROUDJA LABORATORIES, INC.
             750 PALOMAR AVENUE
             SUNNYVALE, CA 94086



LENDER:      SILICON VALLEY BANK
             3003 TASMAN DRIVE
             SANTA CLARA, CALIFORNIA  95054

==============================================================================



PRINCIPAL AMOUNT: $500,000.00  INITIAL RATE: 10.000%  DATE OF NOTE: JUNE 6, 1997


PROMISE TO PAY. FAROUDJA LABORATORIES, INC. ("BORROWER") PROMISES TO PAY TO SILICON VALLEY BANK ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF FIVE HUNDRED THOUSAND & 00/100 DOLLARS ($500,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE.

PAYMENT.  BORROWER WILL PAY THIS LOAN IN ACCORDANCE WITH THE FOLLOWING PAYMENT
SCHEDULE:

    THE DRAW PERIOD SHALL BEGIN AS OF THIS DATE AND SHALL END ON
    DECEMBER 6, 1997 (THE "DRAW PERIOD"). DURING THE DRAW PERIOD, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ALL ACCRUED UNPAID INTEREST DUE AS OF EACH PAYMENT DATE BEGINNING ON JULY 5, 1997, AND ALL SUBSEQUENT INTEREST PAYMENTS WILL BE DUE ON THE SAME DAY OF EACH MONTH THEREAFTER. THE OUTSTANDING PRINCIPAL BALANCE ON DECEMBER 6, 1997, WILL BE PAYABLE IN THIRTY-SIX (36) EVEN PAYMENTS OF PRINCIPAL PLUS INTEREST DUE AS OF EACH PAYMENT DATE BEGINNING ON JANUARY 5, 1998, AND ALL SUBSEQUENT PAYMENTS OF PRINCIPAL PLUS INTEREST WILL BE DUE ON THE SAME DAY OF EACH MONTH THEREAFTER. THE FINAL PAYMENT, DUE ON DECEMBER 5, 2000, WILL BE FOR ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED INTEREST NOT YET PAID.

Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other

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place as Lender may designate in writing.  Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is Lender's Prime Rate (the "Index"). This is the rate Lender charges, or would charge, on 90-day unsecured loans to the most creditworthy corporate customers. This rate may or may not be the lowest rate available from Lender at any given time. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each time the prime rate is adjusted by Silicon Valley Bank. THE INDEX CURRENTLY IS 8.500% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE OF 1.500 PERCENTAGE POINTS OVER THE INDEX, RESULTING IN AN INITIAL RATE OF 10.000% PER ANNUM. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

DEFAULT. Shall have the same meaning as set-forth in the Business Loan Agreement of even date herewith.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's reasonable legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF SANTA CLARA COUNTY, THE STATE OF CALIFORNIA. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. (INITIAL HERE MH) THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

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LINE OF CREDIT.  This Note evidences a straight line of credit through the end of the Draw Period. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this
Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; or (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.

REQUEST TO DEBIT ACCOUNTS. Borrower will regularly deposit funds received from its business activities in accounts maintained by Borrower at Silicon Valley Bank. Borrower hereby requests and authorizes Lender to debit any of Borrower's accounts with Lender, specifically, without limitation, Account
Number _____________, for payments of principal and interest due on the loan and any other obligations owing by Borrower to Lender. Lender will notify Borrower of all debits which Lender makes against Borrower's accounts. Any such debits against Borrower's accounts in no way shall be deemed a set-off.

BUSINESS LOAN AGREEMENT. This Note is subject to and shall be governed by all the terms and conditions of that certain Business Loan Agreement dated April 5, 1997, between Lender and Borrower, as such agreement may be amended from time to time, which Business Loan Agreement is incorporated herein by reference.

PAYMENT OF LOAN FEE. This Note is subject to a loan fee in the amount of Three Thousand Seven Hundred Fifty and 00/100 Dollars ($3,750.00) plus all out-of-pocket expenses.

ADVANCE RATE. At any time from the date hereof through the end of the Draw Period, Borrower may request advances (each an "Advance" and collectively the "Advances") from Lender in an aggregate amount not to exceed the principal amount of this Note. To evidence the Advances, Borrower shall deliver to Lender, at the time of each Advance request, an invoice for the asset acquired. The Advances shall be used only to acquire assets and shall not exceed eighty percent (80%) of the invoice amount approved from time to time by Lender, excluding amounts related to taxes, freight, and soft costs.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower, to the extent allowed by law,

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waives any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability (in no event shall any individual signing in the capacity of an officer, director, or shareholder of Borrower be personally liable on this Note unless such individual otherwise is liable under a Guaranty or other agreement). All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

FAROUDJA LABORATORIES, INC.

BY:  /s/ Michael Hoberg
    --------------------------

NAME:  Michael Hoberg

TITLE:  VP - CFO


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